               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 28 to the Registration Statement (Form N-1A) (No. 33-11419) of Delaware Group Equity Funds V of our reports dated January 5, 2001, included in the 2000 Annual Reports to shareholders.


                                                       /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
March 28, 2001

                         Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap Value Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Value Fund (the "Fund") as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 5, 2001

                         Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V

We have audited the accompanying statements of net assets of Delaware Mid-Cap Value Fund, Delaware Retirement Income Fund and Delaware Small Cap Contrarian Fund (the "Funds") (each a series of Delaware Group Equity Funds V) as of November 30, 2000, and the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at November 30, 2000, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 5, 2001